UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

AMENDMENT NO. 3 TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): April 22, 2013

SOUL AND VIBE INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-173056	38-3829642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 South Hwy 100 Suite 500 St. Louis Park MN		55416
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 877-262-5154

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 3 to the Current Report on Form 8-K filed by the registrant on April 22, 2013 is filed solely to specify the date through which the registrant had no disagreements with its former auditors M&K CPAS, PLLC (“M&K”). No other changes but dates have been made to Amendment No. 3.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective February 13, 2013, Soul and Vibe Interactive Inc. (the “Company”) dismissed M&K CPAS, PLLC (“M&K”) from serving as the Company’s independent registered public accounting firm. As of February 13, 2013, the Company engaged HJ & Associates, LLC (“HJ&A”) as its new independent accountants. The Company’s board of directors, which acts as its audit committee, recommended that the Company change audit firms and made the decision to engage HJ&A.

The reports of M&K on the financial statements of the Company from inception on January 5, 2011 through February 28, 2011 and for the fiscal year ended February 29, 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the period ended February 28, 2011 and the fiscal year ended February 29, 2012 and reviews of the Company’s financial statements through February 13, 2013, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused them to make reference thereto in their report on the financial statements for such years. However, the reports of M&K did express substantial doubt about the Company’s ability to continue as a going concern.

The Company has furnished to M&K the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is M&K’s letter to the Securities and Exchange Commission, dated April 22, 2013, regarding these statements.

Since inception on January 5, 2011, through February 13, 2013, the Company has not consulted with HJ&A on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that HJ&A concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

16.	Letter, dated April 22, 2013, from M&K CPAS, PLLC to the Securities and Exchange Commission, regarding the change in the independent registered public accounting firm of the Company.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUL AND VIBE INTERACTIVE INC.

Date: April 22, 2013	By:	/s/ Peter Anthony Chiodo
Peter Anthony Chiodo
Chief Executive Officer and President

3